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                           ADOBE SYSTEMS INCORPORATED

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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  SUBSIDIARY LEGAL NAME                                                JURISDICTION OF INCORPORATION
--------------------------------------------------------  --------------------------------------------------------
The Americas:
  Adobe Systems FSC, Inc................................  Territory of Guam
  Adobe Enterprise Publishing Services, Inc.............  Michigan
  OCR Systems, Inc......................................  Pennsylvania
  Frame International, Inc..............................  Delaware
  Frame Canada Limited..................................  Canada
  Mastersoft Corporation................................  Arizona
  Sandcastle, Inc.......................................  California
  Visualware Incorporated...............................  California

Europe:
  Adobe Systems Europe Ltd..............................  United Kingdom
  Adobe Systems Direct Ltd..............................  United Kingdom
  Adobe Systems Nordic AB...............................  Sweden
  Adobe Systems Benelux BV..............................  The Netherlands
  Adobe Systems GmbH....................................  Federal Republic of Germany
  Adobe Systems Software AG.............................  Switzerland
  Adobe Systems France SARL.............................  France
  Adobe Systems Italia SRL..............................  Italy
  Adobe Systems Informatica.............................  Spain
  Adobe Systems U.K., Ltd...............................  United Kingdom
  Aldus Ireland.........................................  Ireland
  Frame International Limited...........................  Ireland
  Frame International Limited...........................  United Kingdom
  Frame Technology GmbH.................................  Federal Republic of Germany

Japan:
  Adobe Systems Company Ltd.............................  Japan
  Adobe Systems Japan, Inc..............................  California

Asia, Pacific, and Latin America:
  Adobe Australia Pty. Ltd..............................  Australia
  Adobe Systems India Pvt. Ltd..........................  India
  Adobe Systems Korea Ltd...............................  Korea
  Adobe Systems Pte. Pty................................  Singapore

    All subsidiaries of the registrant are wholly owned and do business under their legal names.